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                                                                    EXHIBIT 10.4



                               CONTINUING GUARANTY


TO:      THE BANK ONE, ARIZONA, NA

         1. For valuable consideration, the undersigned (hereinafter called Guarantors) jointly and severally, unconditionally guarantee and promise to pay to BANK ONE, ARIZONA, NA (hereinafter called Bank), or order, on demand, in lawful money or the United States, any and all Indebtedness of 19TH AVENUE/BUCHANAN LIMITED PARTNERSHIP, an Arizona limited partnership (hereinafter called Borrowers) to Bank. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers, and any and all contracts, letters of credit or commitments of Bank made for the benefit or at the request of Guarantors or Borrowers, or any one or more of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary, and however arising whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be, or hereafter becomes, barred by any statute of limitations, or whether such Indebtedness may be, or hereafter becomes, otherwise unenforceable.

         2. The liability of Guarantors shall not exceed at any one time the total of the principal sum of THREE MILLION TWENTY-TWO THOUSAND FOUR HUNDRED EIGHTY-FIVE AND NO/100 Dollars ($3,022,485.00) plus all accrued and accruing interest upon the said guaranteed principal Indebtedness as contracted and agreed by Borrowers. This Guaranty shall bind and obligate each of the undersigned, his heirs, legatees, devisees, personal representatives, successors and assigns, with said Borrower, jointly and severally, for the payment of said Indebtedness precisely as if the same had been contracted and was due and owing by him in person. The obligations hereunder are joint and several and independent of the obligations of Borrowers and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waived the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof. Guarantors further waive any action against the Borrowers or Guarantors required by any statute, upon notice.

         3. No revocation hereof shall affect in any manner rights arising under this Guaranty with respect to (a) liabilities which shall have been created, contracted, assumed or incurred prior to actual receipt by the Bank of written notice of such revocation; (b) liabilities which shall have been created, contracted, assumed or incurred after actual receipt by Bank of such written notice pursuant to any contract, letter of credit or commitment entered into by the Bank prior to receipt of such notice, or (c) any of the aforementioned liabilities arising out of or in any way related to the Indebtedness which shall have been renewed, modified, extended, consolidated, amended or revised after revocation of this Guaranty, any or all of which actions are contemplated and hereby permitted by Guarantors, and this Guaranty shall continue in full force and effect, and Bank shall have the rights herein provided for, as if no such revocation had occurred. The sole effect of revocation hereof shall be to exclude from this Guaranty liabilities and Indebtedness thereafter arising which are unconnected with (a) liabilities and Indebtedness theretofore arising and existing, or (b) transactions, contracts, letters of
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credit or commitments theretofore entered into or made, which are renewed modified, extended, consolidated, amended or revised after such revocation. Any such revocation of this Guaranty at any time or times by one or more of the undersigned Guarantors shall not affect the liability hereunder of the remaining Guarantors as to any future transactions or Indebtedness of the Borrowers, but this Guaranty shall in all respects remain in force and effect as to such Indebtedness and transactions. The death of any Guarantor shall not operate as a revocation of liability hereunder of the estate of any such Guarantor as to transactions entered into or Indebtedness created subsequent to such death until actual receipt by Bank of written notice of the death of such Guarantor. Each of the Guarantors severally waives notice of revocation given by any other Guarantor or Guarantors. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect is actually received by Bank at, or prior to, the time of such payment. Revocation of this Guaranty shall not in any way affect the rights, duties, obligations or liabilities of either Bank or Guarantors hereunder with respect to transactions occurring or Indebtedness incurred prior to the effectiveness of such revocation.

         4. Guarantors authorize Bank, from time to time, without notice or demand and without affecting their liability hereunder, to (a) renew, compromise, extend, revise, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, before and after any revocation of this Guaranty; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security, or take additional security; (c) apply such security and direct the order or manner of sale thereof as Bank, in its discretion, may determine; and (d) release or substitute any or more of the endorsers or Guarantors or acquire additional Guarantors. Bank may, without notice, assign this Guaranty in whole or in part.

         5. Guarantors waive any right to require Bank to (a) proceed against Borrowers, Guarantors, or other guarantors; (b) proceed against or exhaust any security held from Borrowers; or (c) pursue any other remedy in Banks power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers or by reason of the cessation, from any cause whatsoever, of the liability of Borrowers. Until all Indebtedness of Borrowers to Bank shall have been paid in full, even though such Indebtedness is in excess of Guarantors' liability hereunder, Guarantors shall have no right of subrogation unless Bank, at its option, so elects, and hereby waive any right to enforce any remedy which Bank now has, or may hereafter have, against Borrowers, and hereby waive any benefit of, and an right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness. .

         6. In addition to all liens upon, and the right of set-off against, the monies, securities or other property of Guarantors given to Bank by law, Bank Shall have a lien upon, and a right of set-off against, all monies, securities and other property of Guarantors now and hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise, and every such lien and right of set-off may be exercised without demand


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upon, or notice to, Guarantors. No lien or right of set-off shall be deemed to have been waived by any act or conduct on the part of Bank, or by any neglect to exercise such right of set-off, or to enforce such lien, or by any delay in so doing, and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by Bank.

         7. Guarantors agree to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.

         8. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his/her separate property for all his/her obligations under this Guaranty.

         9. This Guaranty is exclusive and cumulative as to amounts and shall not serve to revoke or alter any Continuing Guaranty previously delivered to Bank or (unless otherwise specifically provided in writing at the date and execution thereof) be revoked by any Guaranty subsequently delivered by Bank. This Guaranty does not in any manner whatsoever limit the amount of any borrowing heretofore or hereafter made under any other financing arrangement (between Bank and Borrower.)

         10. In all cases where there is but a single Guarantor, all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the word "Borrowers" and the word "Guarantors", respectively, shall mean all and any one or more of them.

         IN WITNESS WHEREOF the undersigned Guarantors have executed this Guaranty this 22nd day of April, 1996.

SCHUFF STEEL COMPANY, an
Arizona corporation

By:      _______________________________
Name:    Scott A. Schuff
Its:     President


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